Tradr 2X Long Innovation ETF

SCHEDULE OF INVESTMENTS

As of June 30, 2025 (Unaudited)

Value

Other Assets in Excess of Liabilities — 100.0%	$40,658,653
TOTAL NET ASSETS — 100.0%	$40,658,653

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TD Cowen	ARK Innovation ETF	Receive	4.83% (OBFR01* + 50bps)	At Maturity	5/1/2026	$18,486,467	$-	$22,959,385
Clear Street	ARK Innovation ETF	Receive	4.88% (OBFR01* + 55bps)	At Maturity	7/29/2026	40,519,346	-	252,011
Goldman Sachs	ARK Innovation ETF	Receive	4.43% (FRED** + 10bps)	At Maturity	3/16/2026	3,690,436	-	720,280
TOTAL EQUITY SWAP CONTRACTS								$23,931,676

*	OBFR01 - Overnight Bank Funding Rate, 4.33% as of June 30, 2025.
**	FRED - Federal Funds Effective Rate, 4.33% as of June 30, 2025